AMENDMENT NO. 3 TO PLEDGE AGREEMENT

         THIS AMENDMENT, dated as of July 30, 1998, by (i) each of the Pledgors which is a party to the Pledge Agreement referred to below (the "Original
Pledgors") and (ii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent under the Pledge Agreement (herein, together with its successors and assigns in such capacity, the "Pledgee"):

         PRELIMINARY STATEMENTS:

         (1) The Original Pledgors have heretofore entered into the Pledge Agreement, dated as of May 21, 1997, in favor of the Collateral Agent as the Pledgee thereunder as amended by Amendment No. 1 thereto, dated as of June 2, 1997, and Amendment No. 2 thereto, dated as of July 15, 1997 (as so amended, the "Pledge Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to amend certain of the terms and provisions of the Pledge Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Additions to Annex A. Annex A to the Pledge Agreement is amended by the addition of the following information:


=====================================================================================================================
Name of             Jurisdiction       Percentage of               Names and        Jurisdictions       Jurisdictions
Subsidiary          Where              Outstanding Stock           Addresses        Where               Where
and Type of         Organized          or other Equity             of Minority      Qualified as        Substantial
Organization                           Interests Owned             Holders,         a foreign           Assets
                                       (Indicating whether         if Any           corporation or      Located
                                       owned by the                                 other entity
                                       Borrower or a
                                       specified Subsidiary)
---------------------------------------------------------------------------------------------------------------------
CSSC, Inc.           Arizona           100% owned by the           N/A              None                None
                                       Company
=====================================================================================================================


         2. Additions to Annex B. Annex B to the Pledge Agreement is amended by the addition of the following information:



=================================================================================================
Name of                Type                    Number
Issuing                 of                       of              Certificate           Percentage
Corporation           Shares                   Shares                 No.                 Owned
-------------------------------------------------------------------------------------------------
CSSC, Inc.         common stock                  130                  101                  100%
                                                 130                  102
                                                 250                  103
                                                 250                  104
=================================================================================================


         3. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Security Agreement, and except as expressly modified and



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



superseded by this Amendment, the terms and provisions of the Pledge Agreement are ratified and confirmed and shall continue in full force and effect.

         4.  Miscellaneous.  The terms and  provisions  of  sections 20 [Waiver;
Amendment], 22 [Miscellaneous] and 23 [Waiver of Jury Trial] of the Pledge Agreement are hereby incorporated into this Amendment as if set forth in full herein, except that references in such incorporated terms and provisions to "this Agreement", "herein", "hereby" and words of similar import shall be deemed to refer to this Amendment instead of the Pledge Agreement. This Amendment may be executed by the parties hereto separately in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.


               [The balance of this page is intentionally blank.]




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



         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                    SAFETY COMPONENTS INTERNATIONAL, INC.



                    By:    _________________________________
                           Executive Vice President


                    AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.


                    By:    _________________________________
                           Executive Vice President


                    ASCI HOLDINGS GERMANY (DE), INC.


                    By:    __________________________________
                           Executive Vice President


                    ASCI HOLDINGS CZECH (DE), INC.


                    By:    ________________________
                           Executive Vice President


                    ASCI HOLDINGS MEXICO (DE), INC.


                    By:    ________________________
                           Executive Vice President


                    ASCI HOLDINGS U.K. (DE), INC.


                    By:    ________________________
                           Executive Vice President


                    ASCI HOLDINGS ASIA (DE), INC.


                    By:    ________________________
                           Executive Vice President




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


                    KEYBANK  NATIONAL  ASSOCIATION,   as  Collateral
                    Agent and Pledgee


                    By:     _______________________
                            Vice President




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